SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                              ________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________

                               January 23, 1997
              Date of Report (Date of Earliest Event Reported)

                              NIAGARA CORPORATION
             (Exact Name of Registrant as Specified in Charter)

            Delaware                0-22206                    59-3182820
        (State or Other       (Commission File Number)      (I.R.S. Employer
          Jurisdiction                                     Identification No.)
       of Incorporation)

                             667 Madison Avenue
                             New York, New York
                  (Address of Principal Executive Offices)

                                   10021
                                 (Zip Code)

                              (212) 317-1000
            (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


               ITEM 5.   OTHER EVENTS.

               On January 23, 1997, Niagara Corporation (formerly International Metals Acquisition Corporation), a Delaware corporation (the "Registrant"), entered into a Letter of Intent (the "Letter of Intent") with Quanex Corporation, a Delaware corporation (Quanex"), and LaSalle Steel Company, a Delaware corporation and wholly owned subsidiary of Quanex ("LaSalle"), with respect to the proposed acquisition by the Registrant of all outstanding capital stock of LaSalle (the "Proposed Acquisition"). The Proposed Acquisition is subject to the satisfaction of certain conditions including, among others, the satisfactory completion of the Registrant's due diligence review, the negotiation and execution of a mutually acceptable stock purchase agreement and the receipt of necessary approvals. A copy of the Registrant's press release announcing the execution of the Letter of Intent is attached hereto as Exhibit 99.1.

               ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c)  Exhibits.

     99.1      Press Release dated January 23, 1997.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NIAGARA CORPORATION

                                        By:/s/Michael Scharf
                                           Name:  Michael Scharf
                                           Title: President
     Date: January 29, 1997



                               EXHIBIT INDEX

          Exhibit No.         Description                   Page No.

             99.1          Press Release dated January 27,       6
                           1997.